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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              WFMBS SERIES 2001-07
                            POOL PROFILE (1/23/2001)

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                                         -----------------     -----------------
                                                BID                TOLERANCE
                                         -----------------     -----------------
AGGREGATE PRINCIPAL BALANCE                  $175,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Mar-01
INTEREST RATE RANGE                      6.750% -  8.500%
GROSS WAC                                           7.45%          (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                       25 bps
MASTER SERVICING FEE                              1.7 bps
WAM (in months)                                       359          (+/- 1 month)

WALTV                                                 77%          (maximum 81%)

CALIFORNIA %                                          28%          (maximum 30%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  2%          (maximum  5%)

AVERAGE LOAN BALANCE                             $402,930     (maximum $410,000)
LARGEST INDIVIDUAL LOAN BALANCE                $1,350,000   (maximum $1,500,000)

CASH-OUT REFINANCE %                                   0%          (maximum  3%)

PRIMARY RESIDENCE %                                  100%          (minimum 97%)

SINGLE-FAMILY DETACHED %                              96%          (minimum 93%)

FULL DOCUMENTATION %                                  38%          (minimum 35%)

PREPAYMENT PENALTY %                                   0%           (maximum 3%)

UNINSURED > 80% LTV %                                 18%          (maximum 22%)

TEMPORARY BUYDOWNS                                     0%          (maximum  3%)

WTD. AVERAGE FICO RAW SCORE                           730          (minimum 725)


 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------
(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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

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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              WFMBS SERIES 2001-07
                               PRICING INFORMATION

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RATING AGENCIES                            TBD by Wells Fargo

PASS THRU RATE                                         7.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                   0.98%

PRICING DATE                                       22-Jan-01

FINAL STRUCTURE DUE DATE                           12-Mar-01          9:00 AM

SETTLEMENT DATE                                    29-Mar-01

ASSUMED SUB LEVELS                                       AAA           3.000%
                                                          AA           1.250%
                                                           A           0.800%
                                                         BBB           0.550%
                                                          BB           0.300%
                                                           B           0.150%

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

*    THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-07. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                             Brad Davis (301) 846-8009
                                           Lori Maller (301) 846-8185


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
-------------------------------------------------------------------------------
                         WFMBS MORTGAGE LOAN POOL
                    20-YEAR THROUGH 30-YEAR FIXED RATE

                           RELOCATION MORTGAGES
                           WFMBS SERIES 2001-07
                         POOL PROFILE (1/22/2001)

--------------------------------------------------------------------------------

                                         -----------------     -----------------
                                               BID                TOLERANCE
                                         -----------------     -----------------
  AGGREGATE PRINCIPAL BALANCE                $175,000,000            (+/- 5.00%)

  MORTGAGE LOAN CUTOFF DATE                      1-Feb-01
  INTEREST RATE RANGE                    6.750% -  8.500%
  GROSS WAC                                         7.45%          (+/- 10 Bps%)
  WEIGHTED AVERAGE SERVICE FEE                     25 bps
  MASTER SERVICING FEE                            1.7 bps
  WAM (in months)                                     359          (+/- 1 month)

  WALTV                                               77%          (maximum 81%)

  CALIFORNIA %                                        28%          (maximum 30%)
  SINGLE LARGEST ZIP CODE CONCENTRATION                2%          (maximum  5%)

  AVERAGE LOAN BALANCE                           $402,930     (maximum $410,000)
  LARGEST INDIVIDUAL LOAN BALANCE              $1,350,000   (maximum $1,500,000)

  CASH-OUT REFINANCE %                                 0%          (maximum  3%)

  PRIMARY RESIDENCE %                                100%          (minimum 97%)

  SINGLE-FAMILY DETACHED %                            96%          (minimum 93%)

  FULL DOCUMENTATION %                                38%          (minimum 35%)

  PREPAYMENT PENALTY %                                 0%           (maximum 3%)

  UNINSURED > 80% LTV %                               18%          (maximum 22%)

  TEMPORARY BUYDOWNS                                   0%          (maximum  3%)

  WTD. AVERAGE FICO RAW SCORE                         730          (minimum 725)


   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
      MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
          SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  (1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE

                              RELOCATION MORTGAGES
                              WFMBS SERIES 2001-07
                               PRICING INFORMATION
--------------------------------------------------------------------------------


    RATING AGENCIES                           TBD by Wells Fargo

    PASS THRU RATE                                        7.00%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS                  0.98%

    PRICING DATE                                      22-Jan-01

    FINAL STRUCTURE DUE DATE                          12-Mar-01          9:00 AM

    SETTLEMENT DATE                                   29-Mar-01

    ASSUMED SUB LEVELS                                      AAA           3.000%
                                                             AA           1.250%
                                                              A           0.800%
                                                            BBB           0.550%
                                                             BB           0.300%
                                                              B           0.150%

            Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

    * SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

    * THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

    WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-07. THE PRINCIPAL only CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

    WFMBS CONTACTS                            Brad Davis (301) 846-8009
                                              Lori Maller (301) 846-8185










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